UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 22, 2005

A.G. EDWARDS, INC.

Delaware	001-08527	43-1288229
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification Number)

One North Jefferson
St. Louis Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 955-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 2.02 Results of Operations and Financial Condition

Filed herewith is the Unaudited Earnings Summaries for the three and six month periods ended August 31, 2005, and supplemental quarterly information for A.G. Edwards, Inc. as contained in a press release dated September 22, 2005. The results of operations and financial condition for such periods are unaudited.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99 (i)    Unaudited Earnings Summaries for the three and six month periods ended August 31, 2005, and supplemental quarterly information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date: September 22, 2005	By:	/s/Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99(i)	Unaudited Earnings Summaries for the three and six month periods ended August 31, 2005, and supplemental quarterly information.